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                                                                    EXHIBIT 21.1

SUBSIDIARY NAME                               STATE OF INCORPORATION
---------------                               ----------------------
A-Best Disposal, Inc.                                   OH
Ace Disposal Services, Inc.                             OH
ADAJ Corporation                                        CA
Anderson Refuse Company, Inc.                           IN
Anderson Solid Waste, Inc.                              CA
Arc Disposal Company, Inc.                              IL
Ariana, LLC                                             DE
ASCO Sanitation, Inc.                                   MS
Astro Waste Services, Inc.                              ME
Atlas Transport, Inc.                                   CA
Barker Brothers Waste Incorporated                      TN
Barker Brothers, Inc.                                   TN
Berrien County Landfill, Inc.                           MI
BLT Enterprises of Oxnard, Inc.                         CA
Bluegrass Recycling & Transfer Company                  KY
Bom Ambiente Insurance Company                          Cayman Islands
Bosman Bros., Inc.                                      IL
Calvert Trash Service Incorporated                      MD
Calvert Trash Systems Incorporated                      MD
Capital Waste & Recycling, Inc.                         NY
Charlotte Hauling, Inc.                                 NC
Coggins Waste Management, Inc.                          NJ
Commercial Waste Disposal , Inc.                        KY
Compactor Rental Systems of Delaware, Inc.              DE
Consolidated Disposal Service, LLC                      DE
Continental Waste Industries - Gary, Inc.               IN
Continental Waste Industries, Inc.                      DE
Covington Waste, Inc.                                   TN
CWI of Florida, Inc.                                    FL
CWI of Illinois, Inc.                                   IL
CWI of Missouri, Inc.                                   MO
CWI of Northwest Indiana, Inc.                          IN
E & P Investment Corporation                            IL
East Carolina Environmental, Inc.                       KY
Envirocycle, Inc.                                       FL
Environmental Specialists, Inc.                         MO
FLL, Inc.                                               MI
Florida Republic Contracts, Inc.                        FL
G.E.M. Environmental Management, Inc.                   DE
Georgia BFI Contracts, Inc.                             GA
Gilliam Transfer, Inc.                                  MO

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SUBSIDIARY NAME                               STATE OF INCORPORATION
---------------                               ----------------------
Green Disposal, Inc.                                    UT
Greenfield Environmental Development Corp.              DE
Hanks Disposal, Inc.                                    IN
Hillside Disposal Service, Inc.                         IL
Honeygo Run Reclamation Center, Inc.                    MD
Indiana Recycling, LLC                                  IN
Indiana Republic Contracts, II, Inc.                    DE
Indiana Republic Contracts, Inc.                        IN
Jamax Corporation                                       IN
K & K Trash Removal, Inc.                               MD
Karat Corp.                                             NJ
Kentucky Republic Contracts, Inc.                       KY
L.R. Stuart and Son, Inc.                               VA
M-G Disposal Service, LLC                               DE
McCusker Recycling, Inc.                                PA
Meyer Transportation, LLC                               IN
Midwest Material Management, Inc.                       IN
Noble Risley, Jr. & Sons, Inc.                          IL
Northwest Tennessee Disposal Corp.                      TN
Oceanside Partnership                                   CA
Ohio Republic Contracts, II, Inc.                       DE
Ohio Republic Contracts, Inc.                           OH
Peninsula Waste Systems, LLC                            MD
Perdomo & Sons, Inc.                                    CA
Perdomo/BLT Enterprises, LLC                            CA
Prichard Landfill Corporation                           WV
Queen City Transfer, Inc.                               NC
Raritan Valley Disposal Service Co., Inc.               NJ
Raritan Valley Recycling, Inc.                          NJ
Reliable Disposal, Inc.                                 MI
Republic Acquisition Company                            DE
Republic Dumpco, Inc.                                   NV
Republic Enivronmental Technologies, Inc.               NV
Republic Indiana Co. II, Inc.                           DE
Republic Services Aviation, Inc.                        FL
Republic Services Financial LP, Inc.                    DE
Republic Services Financial, Limited Partnership        DE
Republic Services Holding Company, Inc.                 DE
Republic Services Leasing, Inc.                         DE
Republic Services of Arizona Hauling, LLC               AZ
Republic Services of California Holding Company, Inc.   DE


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SUBSIDIARY NAME                               STATE OF INCORPORATION
---------------                               ----------------------
Republic Services of California I, LLC                  DE
Republic Services of California II, LLC                 DE
Republic Services of Canada, Inc.                       Canada
Republic Services of Colorado Hauling, LLC              CO
Republic Services of Colorado I, LLC                    CO
Republic Services of Florida GP, Inc.                   DE
Republic Services of Florida LP, Inc.                   DE
Republic Services of Florida, Limited Partnership       DE
Republic Services of Georgia GP, Inc.                   DE
Republic Services of Georgia LP, Inc.                   DE
Republic Services of Georgia, Limited Partnership       DE
Republic Services of Indiana LP, Inc.                   DE
Republic Services of Indiana, Limited Partnership       DE
Republic Services of Kentucky, LLC                      KY
Republic Services of Maryland, LLC                      MD
Republic Services of Michigan Hauling, LLC              MI
Republic Services of Michigan Holding Company, Inc.     DE
Republic Services of Michigan I, LLC                    MI
Republic Services of Michigan II, LLC                   MI
Republic Services of Michigan III, LLC                  MI
Republic Services of Michigan IV, LLC                   MI
Republic Services of Michigan V, LLC                    MI
Republic Services of New Jersey I, LLC                  DE
Republic Services of New Jersey II, LLC                 DE
Republic Services of New Jersey, Inc. f/k/a Middlesex   NJ
Republic Services of New York Hauling, LLC              NY
Republic Services of New York, Inc.                     DE
Republic Services of North Carolina, LLC                NC
Republic Services of Ohio Hauling, LLC                  OH
Republic Services of Ohio I, LLC                        OH
Republic Services of Ohio II, LLC                       OH
Republic Services of Ohio III, LLC                      OH
Republic Services of Ohio IV, LLC                       OH
Republic Services of Pennsylvania, LLC                  DE
Republic Services of South Carolina, LLC                DE
Republic Services of Virginia, LLC                      VA
Republic Services of Wisconsin GP, Inc.                 DE
Republic Services of Wisconsin LP, Inc.                 DE
Republic Services of Wisconsin, Limited Partnership     DE
Republic Services Real Estate Holding, Inc.             NC
Republic Services Risk Management, Inc.                 DE


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SUBSIDIARY NAME                               STATE OF INCORPORATION
---------------                               ----------------------
Republic Services Vasco Road, LLC                       DE
Republic Services, Inc.                                 DE
Republic Silver State Disposal, Inc.                    NV
Republic Wabash Company                                 DE
Republic Waste Services of Texas GP, Inc.               DE
Republic Waste Services of Texas LP, Inc.               DE
Republic Waste Services of Texas, Ltd.                  TX
RI/Alameda Corp.                                        CA
RITM, LLC                                               DE
RPB Services, LLC f/k/a Republic Services of New Jersey NJ
RS/WM Holding Company, LLC                              DE
RSG Cayman Group, Inc.                                  DE
RSG Property, Inc.                                      FL
Rubbish Control, LLC                                    DE
Sandy Hollow Landfill Corp.                             WV
Sanifill, Inc.                                          TN
Schofield Corporation of Orlando                        FL
South Trans, Inc.                                       NJ
Southern Illinois Regional Landfill, Inc.               IL
Suburban Sanitation Services, Inc.                      AZ
Sunrise Disposal, Inc.                                  IN
Taormina Industries, LLC                                DE
Tay-Ban Corporation                                     MI
Terre Haute Recycling, Inc.                             IN
The LETCO Group, Limited Partnership                    DE
Tri-County Refuse Service, Inc,                         MI
Triple G Landfills, Inc.                                IN
United Refuse Co., Inc.                                 IN
Upper Piedmont Environmental, Inc.                      KY
Victory Environmental Services, Inc.                    DE
Victory Waste Incorporated                              CA
W.R. Lalevee Realty Company, Inc.                       NJ
Wabash Valley Landfill Company, Ltd.                    PA
Wabash Valley Refuse Removal Company, L.P.              IN
Wilshire Disposal Services, Inc.                        CA
WPP Services, Inc.                                      OH
Zakaroff Services                                       CA